Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In conjunction with the filing of Intrusion Inc. and subsidiaries (the “Company”) Quarterly Report on Form 10-Q for the period ended March 31, 2003 with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael L. Paxton, Vice President, Chief Financial Officer, Treasurer and Secretary of Intrusion Inc. (the “Company”), certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)           the information contained in the Report fairly present, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael L. Paxton	Date:	May 13, 2003
Michael L. Paxton
Vice President, Chief Financial Officer, Treasurer and Secretary